SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2004

                        Commission File Number: 000-50454


                              Digiblue Media, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

Nevada
------                                                             75-3016844
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

2175, rue de la Montagne, Suite 311, Montreal, Quebec, Canada            H3G 1Z8
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                  514.886.6557
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS. On April 26, 2004, Brian Eddo's and Tamara Woody's resignations as the directors of Digiblue Media, Inc., (the "Registrant") and the appointment of Luce Trudel as a director became effective because ten days passed from the date the Registrant's Information Statement pursuant to Schedule 14f-1 was mailed to the Registrant's shareholders. Ms. Trudel is also the secretary of the Registrant. These changes follow the
appointment  of  Alain  Houle,  the  Registrant's   former  Secretary,   as  the
Registrant's President, Chief Financial Officer and director, and the resignation of Mr. Eddo and Ms. Woody as the Registrant's officers.

These resignations are not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Eddo's resignation is filed as Exhibit 17.1 to this Form 8-K, and Ms. Woody's resignation is filed as Exhibit 17.2.

ITEM 7. EXHIBITS

Index to Exhibits
-----------------

17.1     Resignation of Brian Eddo
17.2     Resignation of Tamara Woody

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Digiblue Media, Inc.


April 26, 2004                    By:     /s/   Alain Houle
                                          -------------------------------------
                                          Alain Houle, President and
                                          Chief Executive Officer